Exhibit 10.40

SHARE PLEDGE SECURITY AGREEMENT

This Share Pledge Security Agreement (“Agreement”) is made as of October 11, 2018 by and among Ourgame International Holdings Limited, a Cayman Islands corporation (“Debtor”), Noble Link Global Limited, a British Virgin Islands company (the “Company”), the persons respectively set forth on Exhibit A attached hereto (each a, “Secured Party,” and collectively, the “Secured Parties”), and the Subsidiaries (as defined herein).

RECITALS

WHEREAS, Debtor is issuing certain Secured Convertible Promissory Notes as set forth on Exhibit A (the “Notes”) to the Secured Parties in connection with the offering of up to $10,000,000 (the “Offering Amount”) in Notes being conducted by Debtor on the date hereof (the “Offering”);

WHEREAS, Debtor is the direct owner of all of the outstanding shares of the capital stock of the Company, which in turn directly or indirectly owns all of the outstanding shares of the capital stock of all of the Subsidiaries. All of the outstanding shares of the capital stock of the Company and all of the outstanding shares of the capital stock of all of the Subsidiaries are referred to herein, collectively, as the “Pledged Shares”; and

WHEREAS, as a condition to each Secured Party’s participation in the Offering, Debtor promised to grant to such Secured Party a security interest in the Pledged Shares to secure Debtor’s timely payment and performance of all obligations of Debtor set forth in the Note issued to such Secured Party, this Agreement and the Security Agreement (the “Security Agreement”) dated as of the date hereof by and among Allied Esports International Holdings Limited, the Purchasers and the other parties named therein (collectively, the “Secured Obligations”), upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises stated in the Recitals which are hereby incorporated into this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.                   Security Interest. Debtor, the Company and all of the Subsidiaries (all such parties are referred to herein, collectively, as the “Pledgor”) hereby grants to each Secured Party a security interest in the Pledged Shares to secure Debtor’s timely payment and performance of the Secured Obligations. For purposes of this Agreement, “Pledged Shares” shall include:

a)                   all securities described as Pledged Shares in the second Whereas clause above;

b)                  all securities owned directly or indirectly by Debtor that are issued in the future by the Company or any of the Subsidiaries, or any successor entity to, or purchaser or assignee of the assets of, the Company and/or any Subsidiary;

c)                   all securities of any new entity created after the date hereof (including pursuant to the SPAC Transaction, as defined in the Notes) that owns or operates any part of the business operated as of the date hereof by the Company and the Subsidiaries, which business is commonly known as the “World Poker Tour”;

d)                  all rights embodied in or arising out of the status as the holder of each of the securities described in clauses (a)-(c) as an equity owner of the applicable issuer of such securities (each issuer, a “Pledged Issuer”), including, without limitation: (i) all economic rights, including without limitation, all rights to share in the profits and losses of the Pledged Issuer and all rights to receive distributions of the assets of the Pledged Issuer; and (ii) all governance rights, including without limitation, all rights to vote, consent to action and otherwise participate in the management of the Pledged Issuer and to obtain information concerning the business and affairs of the Pledged Issuer; and

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e)                   the proceeds of each of the foregoing, including (i) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, (ii) all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing, and (iii) all security rights, rights to subscribe or contribute, stock splits, liquidating distributions, cash distributions, distributions paid in capital stock of the Pledged Issuers or other property of any kind which any Pledgor is or may hereafter be entitled to receive on account of any of the foregoing, including, without limitation, such distributions upon the sale, liquidation or dissolution of any Pledged Issuer or Pledged Shares.

2.                   Representations, Warranties and Covenants. Each Pledgor jointly and severally hereby represents, warrants and covenants to each Secured Party as follows:

a)                   Pledgor shall furnish to Secured Party, in form and at intervals as Secured Party may request, any information Secured Party may reasonably request regarding the Pledged Shares.

b)                  Pledgor is the sole and lawful owner of the Pledged Shares and has the right and authority to grant the security interest in the Pledged Shares to Secured Parties, and (i) none of the Pledged Shares are subject to any security interest, lien, claim, option or other encumbrance other than that in favor of the Secured Parties; (ii) no person, other than the Secured Parties, has possession or control (as defined in the California Uniform Commercial Code) of any Pledged Shares of such nature that perfection of a security interest may be accomplished by control; and (iii) each Pledgor acquired its rights in the Pledged Shares in the ordinary course of business.

c)                   All of the Pledged Shares have been duly and validly issued by the applicable Pledged Issuer. There are no restrictions on the transfer of any of the Pledged Shares (other than as a result of this Agreement or applicable law, including any securities laws and regulations promulgated thereunder). Schedule 3(c) sets forth the organizational structure of the Pledgor as of the date hereof.

d)                  No authorization or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other person is required either (i) for the grant by Pledgor of the liens granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor; (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder except as may be required in connection with a disposition of the Pledged Shares by laws affecting the offering and sale of securities generally; or (iii) for the exercise by the Secured Parties of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Shares pursuant to this Agreement except as may be required in connection with a disposition of the Pledged Shares by laws affecting the offering and sale of securities generally.

e)                   Pledgor shall keep the Pledged Shares free at all times from all claims, liens, security interests, options and encumbrances other than those in favor of Secured Parties and shall cause the Company and all of the Subsidiaries and other Pledged Issuers to operate their businesses in the ordinary course of business, in accordance with past practices and to manage, protect, preserve and continue the operation of their businesses, including, without limitation that the Pledgor shall not seller, assign, transfer, encumber or license any World Poker Tour/WPT trademarks or other intellectual property to any third party (except pursuant to a Curing Transaction).

f)                   Other than pursuant to the transactions contemplated by that certain Term Sheet dated September 25, 2018, as amended or supplemented from time to time, among Debtor, Grantor and Black Ridge Acquisition Corp, Pledgor will not, without the prior written consent of all Secured Parties, (i) sell, transfer or encumber, or permit to be sold, transferred or encumbered, any or all of the Pledged Shares; (ii) engage in any transaction involving the merger, sale or consolidation of Pledgor or any Pledged Issuer; (iii) directly or indirectly issue additional shares of common stock, options, warrants or other securities in the Company or any Subsidiary or any other Pledged Issuer (other than to Pledgor, in which case all such securities shall be Pledged Shares hereunder), or (iv) amend the organizational documents of the Pledged Issuers or otherwise diminish or impair any of its rights in, to or under any such Pledged Shares. If Pledgor shall directly or indirectly reclassify, readjust, or otherwise change the capital structure of any of the Company or any Subsidiary or create any new Pledged Issuer, Pledgor shall give prompt notice to the Secured Parties explaining such change and shall cause any newly created Pledged Issuer to become party to this Agreement as a Pledgor.

g)                  Pledgor authorizes each Secured Party to do all acts and to execute or cause to be executed all writings requested or required to establish, maintain and continue an exclusive and perfected security interest of Secured Parties in the Pledged Shares.

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h)                  Pledgor shall at all times maintain the security interest created by this Agreement as a first priority perfected security interest and shall defend such security interest against the claims and demands of all persons whomsoever, other than the Secured Parties pursuant to this Agreement. Pledgor shall take all steps reasonably necessary to protect, preserve and maintain all of their rights in the Pledged Shares.

i)                    Pledgor shall promptly notify the Secured Parties of (i) any lien on any of the Pledged Shares which would materially and adversely affect the ability of the Secured Parties to exercise any of their remedies for the benefit of the Secured Parties hereunder and (ii) the occurrence of any other event which could reasonably be expected to materially and adversely impair the security interests created hereby.

j)                    To the Pledgor’ knowledge, there is no adverse claim (as defined in Division 8 of the Uniform Commercial Code) with respect to the Pledged Shares.

k)                  Pledgor at all times shall be in compliance with all applicable laws, including, without limitation, any laws, ordinances, directives, orders, statutes, or regulations, relating to the Pledged Shares.

l)                    The Secured Parties’ abilities to exercise any or all of the remedies set forth herein in the Event of Default (as defined in Section 4) and after the Sale Period (as defined in Section 5(a)), including, but not limited to, the Secured Parties’ abilities to control, vote and/or sell or transfer the Pledged Shares shall not be restricted in any way by any agreement between Pledgor and any affiliate or third party. The Secured Parties’ control over the Pledged Shares in the Event of Default and after the Sale Period shall confer Secured Parties with unfettered control over the Pledged Issuers, the operation of their businesses and the disposition of their respective assets.

m)                Secured Party may assign any of its interests in the Pledged Shares, who then shall have with respect to the Pledged Shares all the rights and powers of Secured Party under this Agreement. Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Pledged Shares.

n)                  Upon request of Secured Parties, Pledgor shall provide (i) their financial statements and other books and records with respect to Pledgor and the Pledged Shares and (ii) true, complete and correct copies of the Certificate of Incorporation, bylaws and any other governing document of each Pledgor and Pledged Issuer.

3.                   Rights of Secured Parties. Pledgor agrees that the Secured Parties (subject to Section 5 below) may, at any time, after the occurrence of an Event of Default (as defined below) take the following actions (i) notify the Pledgor to make payment to the Secured Parties of any amounts due or distributable with respect to the Pledged Shares; (ii) in either any Pledgor’s name or any Secured Party’s name enforce collection of any Pledged Shares by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Pledged Shares; (iii) receive all proceeds of the Pledged Shares; and (iv) hold any increase or profits received from the Pledged Shares as additional security for the Secured Obligations, except that any money received shall, at the Secured Parties’ option, be applied in reduction of the Secured Obligations, in such order of application as the Secured Parties may determine, or be remitted to Debtor. Prior to an Event of Default, Secured Party shall have no financial or governance rights with respect to the Pledged Shares, including, without limitation, to (a) the exercise of any voting rights with respect to the Pledged Shares, specifically including but not limited to the execution and delivery of written consents, proxies or ballots or the exercise of any other rights of a holder of the Pledged Shares; or (b) receiving any economic benefits or proceeds from the Pledged Shares. Pledgor understands that the Secured Parties may exercise their rights as set forth above directly against the wholly-owned subsidiaries of the Company, which include: Peerless Media Limited, a Gibraltar company, WPT Distribution Worldwide Limited, a Gibraltar company, WPT Studios Worldwide Limited, a Gibraltar company, Club Services, Inc., a Nevada corporation, WPT Enterprises, Inc., a Nevada corporation, WPT Distribution USA, Inc., a Nevada corporation, and WPT Studios USA, Inc., a Nevada corporation (collectively, the “Subsidiaries”). Any economic benefit derived by the Secured Parties from exercising above rights against the Company or any of the Subsidiaries will be treated as payment towards the Secured Obligations.

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4.                   Events of Default. Each of the following shall be an “Event of Default”: (i) failure of Debtor at any time to pay in full and as and when due any of the Secured Obligations, to perform any of the warranties, covenants or provisions contained or referred to in this Agreement or in any other agreement, document or other instrument evidencing any of the Secured Obligations, in each case within 30 days after written notice of such failure is delivered to Debtor by Secured Parties; (ii) any other Event of Default under any of the Notes and (iii) any other breach by any Pledgor of any representation, warranty or covenant under this Agreement, or any of the Notes, the Convertible Note Purchase Agreement of even date herewith among Debtor and the Secured Parties or the Security Agreement of even date herewith by and among Allied Esports International Holdings Limited, Allied Esports International, Inc. and the Secured Parties (the “Security Agreement”).

5.                   Remedies Upon Event of Default. Upon the occurrence of an Event of Default, the Secured Parties must first use reasonable efforts to exercise all available self-help remedies available under the California UCC against the Collateral described in the Security Agreement (and, for clarity, in no event shall the Secured Parties be required to engage in or defend any litigation proceeding in so doing) (collectively, the “Remedial Actions”) before they can pursue any remedies set forth below.

a)                   If, after the Remedial Actions have taken place and an Event of Default is still in effect (a “Continuing Defect”), the Secured Parties will notify the Debtor in writing that such Event of Default is still in effect, and will detail how much of the Secured Obligations have been repaid (if any) pursuant to such Remedial Actions (a “Continuing Defect Notice”). From the period beginning on the date of such Continuing Defect Notice and continuing for twelve (12) months thereafter (the “Sale Period”), the Company will use commercially reasonable efforts to enter into a sale of its equity or some other transaction (a “Curing Transaction”) in order to raise sufficient funds to cure the Continuing Defect and satisfy all remaining Secured Obligations, including the Company’s (and/or the Subsidiaries’) possible buy-out of each Secured Party’s security interest in the Pledged Shares. During such Sale Period, interest will accrue at the Default Interest Rate (as defined in the Note). The proceeds from any Curing Transaction will be directed to a custodial account of the Secured Parties’ choosing so as to direct payment of any such proceeds towards payment of any Continuing Defect before any payment is made to the Company or its equity or other debt holders. Upon the occurrence of an Event of Default, each of the Pledgor shall operate their businesses in the ordinary course of business and manage, protect, preserve and continue the operation of their businesses.

b)                  For clarity, prior to the end of the Sale Period (as defined below), no Secured Party shall have financial or governance rights with respect to the Pledged Shares, including, without limitation, to (a) the exercise of any voting rights with respect to the Pledged Shares, specifically including but not limited to the execution and delivery of written consents, proxies or ballots or the exercise of any other rights of a holder of the Pledged Shares; or (b) receiving any economic benefits or proceeds from the Pledged Shares. However, during the Sale Period, the Company will keep the Secured Parties reasonably and regularly informed regarding the Company’s activities and efforts to complete a Curing Transaction.

c)                   If the Company cannot enter into a Curing Transaction on or before the last day of the Sale Period, the Secured Parties may (but shall have no obligation to) exercise any one or more of the following rights or remedies; provided, however that the Secured Parties shall keep the Company reasonably and regularly informed of Secured Parties’ activities hereunder:

i.      exercise all voting and other rights as holders of the Pledged Shares;

ii.     exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the State of California (or similar applicable laws of any jurisdiction of organization of any Pledged Issuer), including the right of the Secured Parties to take control of the business and operations of the Pledged Issuers, to cause the Pledged Issuers to make distributions of cash or property to Secured Parties (which shall be used solely to satisfy the Secured Obligations) and/or to cause a sale of all or some of the equity or assets of the Company or any of the Subsidiaries or other Pledged Issuers, to third-party purchasers; and if notice to Debtor of any intended disposition of the Pledged Shares or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action;

iii.    exercise or enforce any or all other rights or remedies available to the Secured Parties by law or agreement against the Pledged Shares, against Pledgor or against any other person or property, including all remedies described in Section 4 above;

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iv.    at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Pledged Shares, or any interest therein, at any public or private sale. The Secured Parties shall not be liable for failure to collect or realize upon any or all of the Pledged Shares or for any delay in so doing nor shall the Secured Parties be under any obligation to take any action whatsoever with regard thereto;

v.     to buy the Pledged Shares in the Secured Parties’ own name(s) or in the name of a designee or nominee pursuant to any public or private sale permitted by the UCC or other applicable law. The Secured Parties shall have the right to execute any document or form, in its name or in the name of any Pledgor, that may be necessary or desirable in connection with such sale of the Pledged Shares;

vi.    to sell all or any part of the Pledged Shares by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. and otherwise in compliance with all applicable federal and state securities laws; and

vii.   to make loans to any Pledged Issuer as the Secured Parties reasonably determine is necessary to maintain the business operations of the Pledged Issuers in the ordinary course (as such business was operated during the preceding 12 months), which loans shall bear interest at the Default Rate until repaid to Secured Parties.

d)                  Collection Expenses. Upon the occurrence of an Event of Default, Pledgor shall pay the Secured Parties’ reasonable out of pocket expenses to enforce their remedies under this Agreement and any unpaid amounts shall be included in the Secured Obligations. Each Secured Party acknowledges and agrees that all reasonable expenses incurred by any Secured Party in exercising any Remedial Action will be paid in first priority from any proceeds received by the Secured Parties in connection with any Remedial Action, and thereafter any remaining proceeds shall be divided amongst all Secured Parties pro rata based on the outstanding principal and interest owing on each Note issued to the Secured Parties as of the date of receipt of such proceeds. All proceeds from the sale, collection or other disposition of the Pledged Shares in connection with any enforcement shall be distributed on a pari passu basis based on the Secured Parties’ pro rata interest of the aggregate outstanding principal amount and interest owing under the Notes.

6.                   Authority to Execute. Each party executing this Agreement represents that it is authorized to execute this Agreement, this Agreement is a valid and binding obligation of such Party and the execution of this Agreement does not conflict with or cause an event of default under any agreement or obligation to which such Party is bound. Each person executing this Agreement on behalf of an entity, other than an individual executing this Agreement on his or her own behalf, represents that he or she is authorized to execute this Agreement on behalf of said entity.

7.                   General Provisions.

a)                   Except as provided in paragraph (b) below, this Agreement can be waived, modified, amended, terminated or discharged, only explicitly in a writing signed by each Secured Party and Debtor. A waiver signed by a Secured Party, and a consent provided by a Secured Party pursuant to this Agreement, shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any Secured Party’s rights or remedies. Any amendment that the Debtor agrees to with any one Secured Party must be presented to each other Secured Party as soon as is practicable thereafter so that such other Secured Party may elect, in each such Secured Party’s sole discretion, to enter into the same amendment with the Debtor.

b)                  At any time after the date of this Agreement, and so long as the total amount loaned by the Secured Parties under the Notes and secured by Debtor does not exceed the Offering Amount, then one or more additional persons or entities may become a Secured Party under this Agreement by executing and delivering to Debtor a counterpart of this Agreement. Immediately upon such execution and delivery in conjunction with the delivery of proceeds of such Secured Party’s Note (and without any further action), each such additional person or entity will become a party to, and will be entitled to the rights and benefits of, this Agreement as a Secured Party hereunder. Upon such event, and notwithstanding paragraph (a) above, Exhibit A to this Agreement shall be amended by Debtor without approval of Secured Party to reflect the new Secured Party’s Note.

c)                   All rights and remedies of the Secured Parties shall be cumulative and may be exercised singularly or concurrently, at the Secured Parties’ option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other right or remedy.

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d)                  All notices to be given by and among the parties hereto shall be deemed sufficiently given at the time of receipt after deposit in the United States mails, registered or certified, postage prepaid, or when personally delivered.

e)                   DAMAGES WAIVER. THE SECURED PARTIES DO NOT HAVE ANY FIDUCIARY RELATIONSHIP WITH, OR FIDUCIARY DUTY TO, THE PLEDGOR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTES AND THE RELATIONSHIP BETWEEN THE SECURED PARTIES AND THE PLEDGOR, ON THE OTHER, IN CONNECTION HEREWITH AND THEREWITH IS SOLELY THAT OF CREDITOR AND DEBTOR. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR SHALL NOT ASSERT, AND THE PLEDGOR HEREBY WAIVE, ANY CLAIMS AGAINST THE SECURED PARTIES ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, THE NOTES, ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

f)                   This Agreement shall be binding upon and inure to the benefit of Pledgor, the Secured Parties and Secured Party and their respective heirs, representatives, successors and assigns. Pledgor shall not assign any of its duties herein without the prior written consent of each Secured Party. A Secured Party may assign its interests hereunder in connection with an assignment of its respective Note; provided that prior to such assignment, the transferee executes a joinder to this Agreement and agrees to be bound by the terms and conditions herein, in form and substance acceptable to Debtor and the remaining Secured Parties.

g)                  Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the State of California without regard to its conflicts-of-law principles and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code. The venue for any action hereunder shall be in the State of California, County of Orange, and the federal courts located in the Central District of the State of California, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of such courts.

h)                  If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

i)                    This Agreement may be executed in two or more counterparts, all of which together shall be deemed one original. Signatures may be delivered by electronic transmission.

j)                    Each Pledgor shall cooperate with the Secured Parties and, at such Pledgor’s sole cost and expense, duly and promptly execute and deliver any and all further instruments and documents and take such further action as Secured Parties may deem reasonably necessary to perfect and continue perfected the lien created by this Agreement, including, without limitation, the execution of the Control Agreement set forth in Schedule 7(j) hereto, any financing or continuation statements under the Uniform Commercial Code in effect from time to time. In addition, to the extent any of the Pledged Shares are certificated or in certificate form, Pledgor shall allow the Secured Parties to take possession or control (as defined in the California Uniform Commercial Code) of the certificates representing the Pledged Shares in order to perfect the security interest by control. The Secured Parties and their respective attorneys, advisors and agents, shall not incur any liability whatsoever for the holding or delivering documents or for taking any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), unless occasioned by the exculpated person’s own gross negligence or willful or wanton misconduct; and each other Secured Party hereby waives any and all claims and actions whatsoever against the Secured Parties and their respective officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances. The security interest of the Secured Parties in the Pledged Shares shall be pari passu in all respects regardless of the time or order of attachment or perfection of such security interest, the time or order of filing of financing statements, obtaining control or any other circumstances whatsoever.

k)                  Secured Parties acknowledge that they have agreed to cooperate in exercising their rights hereunder as set forth in Section 4.1 of the Note Purchase Agreement.

Signature Page Follows

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In Witness Whereof, the parties have executed this Agreement as of the date first written above.

DEBTOR:

OURGAME INTERNATIONAL HOLDINGS LIMITED

By:
Name:
Its:

COMPANY:

NOBLE LINK GLOBAL LIMITED

By:
Name:
Its:

SUBSIDIARIES:

PEERLESS MEDIA LIMITED

By:
Name:
Its:

WPT DISTRIBUTION WORLDWIDE LIMITED

By:
Name:
Its:

WPT STUDIOS WORLDWIDE LIMITED

By:
Name:
Its:

CLUB SERVICES, INC.

By:
Name:
Its:

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WPT ENTERPRISES, INC.

By:
Name:
Its:

WPT DISTRIBUTION USA, INC.

By:
Name:
Its:

WPT STUDIOS USA, INC.

By:
Name:
Its:

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Signature page for that certain Share Pledge Security Agreement dated as of October 11, 2018 by and among Ourgame International Holdings Limited, Noble Link Global Limited, Secured Parties (as defined therein), and the Subsidiaries (as defined therein) (the “Agreement”). The undersigned hereby executes a counterpart thereof for purposes of becoming a “Secured Party” under the Agreement.

Dated: ________________, 2018

[INSERT SECURED PARTY NAME]

By:
Name:
Title:

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SCHEDULE 3(c)

ORGANIZATIONAL CHART

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SCHEDULE 7(j)

POWER OF ATTORNEY AND CONTROL AGREEMENT

Each of the undersigned (the “Pledged Issuers” or “Pledgors”) hereby acknowledges and approves and consents to the terms of that certain Share Pledge and Security Agreement (as amended, restated, or modified from time to time, the “Agreement”), dated as of October 11, 2018 by and among Ourgame International Holdings Limited, a Cayman Islands corporation (“Debtor”), Noble Link Global Limited, a British Virgin Islands company (the “Company”), the persons respectively set forth on Exhibit A attached thereto (each a, “Secured Party,” and collectively, the “Secured Parties”), and the Subsidiaries (as defined herein) and other Pledged Issuers (as defined therein).

Each Pledgor hereby irrevocably appoints the Secured Parties as its attorneys-in-fact, coupled with an interest, at any time after the occurrence of an Event of Default and the end of the Sale Period (a) to arrange for the registration of the Pledged Shares on the books of the applicable Pledgor in the name of the Secured Parties or in the name of the Secured Parties’ nominee in connection with the proper exercise of the Secured Parties’ remedies as a secured party under the Uniform Commercial Code, and (b) to receive, endorse and collect all instruments made payable to Pledgor of any distribution or other payment on account of the Pledged Shares, or any part thereof, and to give full discharge for the same and to execute and file governmental notifications and reporting forms. Each Pledgor grants to the Secured Parties a power of attorney coupled with an interest to, following the occurrence of an Event of Default and the end of the Sale Period, execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken or done by the Pledgor in connection with the protection and preservation of the Pledged Shares or otherwise exercise their rights and remedies under this Agreement. This power of attorney is irrevocable and authorizes the Secured Parties to act for each Pledgor in connection with the matters described herein without notice to or demand upon the Pledgor except as otherwise provided herein. The Secured Parties shall provide a copy of any such document to Pledgor within 10 days of the date upon which such document was executed, but the Secured Parties’ failure to do so shall not constitute a breach hereof unless the Secured Parties fail to provide a copy within 10 days after the Secured Parties’ receipt of any request therefor.

If any Pledgor fails to execute or deliver any instruments or documents, or to perform any actions required under Section 7(j) of the Agreement, then each Pledgor authorizes the Secured Parties to execute and deliver the same and perform such acts in the name of Pledgor and on its behalf as its attorneys-in-fact in accordance herewith: (1) without any prior notice to the Pledgor if the Secured Parties determine that such instruments and/or documents or such acts are required to perfect or continue the perfection of the Secured Parties’ security interest granted hereunder in the Pledged Shares; and (2) with 10 days prior notice to the Pledgor to execute or deliver any such instruments and/or documents or to perform any such acts if the Secured Parties determine that such instruments and/or documents or such acts are not required to perfect or continue the perfection of the Secured Parties’ security interest granted hereunder in the Pledged Shares.

Each Pledged Issuer agrees that from and after the end of the Sale Period it will comply with all orders from and all instructions originated by the Secured Parties with respect to and directing transfers of all or any part of the Pledged Shares (as defined in the Agreement), including instructions that the transfer of the Pledged Shares (as defined in the Agreement) be registered or that the Pledged Shares be redeemed, whether by sale or otherwise, all without further consent from the Debtor or any Pledgor, and will not take any action contrary to, the terms of the Agreement.

Each Pledged Issuer acknowledges receipt of a copy of the Agreement and has registered the pledge of the Pledged Shares in the name of the Secured Parties.

The Pledged Issuer acknowledges that the Secured Parties are relying on the Agreement and the Pledged Issuer’s agreement herein. The Pledged Issuer agrees that any offset or claim it may now or hereafter have against the Pledgor (or against the Pledgor’ interests, claims or rights) shall be subordinate to the claims, rights and interests of the Secured Parties under the Agreement.

The signatory below hereby represents and warrants to the Secured Parties that it is duly authorized to execute and deliver this Control Agreement to the Secured Parties and thereby bind the Pledged Issuer as set forth herein and in the Agreement.

[BALANCE OF PAGE LEFT INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the undersigned Pledged Issuers have executed and delivered this Power of Attorney and Control Agreement by and through its duly authorized representative as of October 11, 2018.

Ourgame international holdings limited

By:
Name:
Its:

noble link global limited

By:
Name:
Its:

PEERLESS MEDIA LIMITED

By:
Name:
Its:

WPT DISTRIBUTION WORLDWIDE LIMITED

By:
Name:
Its:

WPT STUDIOS WORLDWIDE LIMITED

By:
Name:
Its:

CLUB SERVICES, INC.

By:
Name:
Its:

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WPT ENTERPRISES, INC.

By:
Name:
Its:

WPT DISTRIBUTION USA, INC.

By:
Name:
Its:

WPT STUDIOS USA, INC.

By:
Name:
Its:

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EXHIBIT A

SECURED CONVERTIBLE PROMISSORY NOTES

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